EXHIBIT (23)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our reports dated February 14, 1995, included in this Form 10-K for the year ended December 31, 1994, into (i) the Company's previously filed Registration Statements on Form S-8, File Nos. 33-15643 and 33-11295 and
(ii) the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-56889).


                                                 /s/ Arthur Andersen LLP
                                                 -------------------------
                                                 ARTHUR ANDERSEN LLP

Chicago, Illinois,
February 27, 1995